UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2006

House of Taylor Jewelry, Inc.
(Exact name of registrant as specified in its charter)
Nevada
(State or Other Jurisdiction of Incorporation)
333-128523	33-0805583
(Commission File Number)	(IRS Employer Identification Number)
9200 Sunset Boulevard, Suite 425, West Hollywood, California 90069
(Address of Principal Executive Offices)
(310) 860-2660
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

On May 5, 2006, the Company entered into a Securities Purchase Agreement with certain institutional and other accredited investors for the purchase of Notes and Warrants as further described in the Company’s Form 8-K dated May 8, 2006 and exhibits attached thereto. On May 12, 2006, the Company issued the Notes and Warrants, entered into the other transaction documents relating to the financing, and received gross proceeds of $11,660,000 (the “Financing”). The Company further plans to submit this transaction to its shareholders for ratification prior to July 31, 2006.

The Notes are convertible into 2,915,000 shares of the Company’s Common Stock, based upon an initial conversion price of $4.00 per share, which is subject to anti-dilution and other adjustments. Series A Warrants to purchase up to 2,186,250 shares of the Company’s Common Stock, Series B Warrants to purchase up to 947,375 shares of the Company's Common Stock and Series C Warrants to purchase up to 1,894,750 shares of the Company's Common Stock were also issued to the Buyers as part of the transaction. The Series A Warrants have an initial exercise price of $5.00 per share and are exercisable commencing November 12, 2006. The Series B Warrants and Series C Warrants are not initially exercisable and only become exercisable on one or more mandatory conversions which can be made at the Company’s discretion if certain conditions are met, as more fully described in the Notes. The exercise price(s) of the Series B Warrants and Series C Warrants will not be fixed until the Company's discretionary exercise of a Mandatory Conversion based on a formula set forth in the Series B and Series C Warrants.

The Company issued Notes and Warrants to institutional and other accredited Buyers in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated by the Commission thereunder. The following officers and principal stockholders of the Company purchased Notes and Warrants in the Financing:

		Warrants
	Notes	Series A	Series B	Series C
Jack Abramov	$ 40,000	7,500	3,250	6,500
Monty Abramov	$ 40,000	7,500	3,250	6,500
Interplanet Productions, Ltd.	$ 125,000	23,437	10,156	20,313
Sandbox Jewelry, LLC	$ 125,000	23,437	10,156	20,313
Rachel Abramov, Trustee Rachel & Raphael Abramov Family Trust	$ 45,000	8,437	3,655	7,313

Item 8.01

Other Events

On May 15, 2006, the Company issued a press release announcing that it had completed the sale of the Notes and the Warrants. A copy of that press release is filed as an exhibit to this Current Report on Form 8-K pursuant to Securities Act Rule 135c and incorporated herein by reference.

Item 9.01

 Financial Statements and Exhibits

(d)

Exhibits

Exhibit No

Description

10.29

Securities Purchase Agreement

10.30

Form of Note *

10.31

Form of Warrant *

10.32

Form of Registration Rights Agreement *

10.33

Form of Security Agreement *

10.34

Form of Pledge Agreement *

10.35

Form of Guaranty *

10.36

Form of Voting Agreement *

99.1

Press Release dated May 15, 2006

* Filed on  as an exhibit to Form 8-K dated May 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOUSE OF TAYLOR JEWELRY, INC

Date: May 15, 2006

By: /s/ Pauline Schneider

Pauline Schneider, Chief Financial Officer